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                                                                      Exhibit 32

      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER PURSUANT TO RULE 13 A OR 15(D) UNDER THE SECURITIES EXCHANGE ACT OF 1934 AND 18
                              U.S.C. SECTION 1350

Each of the undersigned hereby certifies that to his knowledge the Quarterly Report on Form 10-Q for the fiscal quarter ended April 29, 2006 of Freds, Inc (the "Company") filed with the Securities and Exchange Commission on the date hereof fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in such report fairly presents, in all material respects, the financial condition and results of operation of the Company.


Date: June 8, 2006                      /s/ Michael J. Hayes
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                                        Michael J. Hayes
                                        Chief Executive Officer


                                        /s/ Jerry A. Shore
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                                        Jerry A Shore
                                        Executive Vice President and
                                        Chief Financial Officer